                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|X| Definitive Proxy Statement
|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      CHAMPION COMMUNICATION SERVICES, INC.

                (Name of Registrant as Specified in Its Charter)

 ------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X| No Fee Required.
|_| $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2). |_|
$500 per each party to the controversy pursuant to Exchange Act Rule
14a-6(i)(3).
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:
------------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:
------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

------------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:
------------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)  Amount previously paid: ________________________________________________
    2)  Form, Schedule or Registration No.  ____________________________________
    3)  Filing party:  _________________________________________________________
    4)  Date filed:  ___________________________________________________________

*Set forth the amount on which the filing fee is calculated and state how it was determined.

                      CHAMPION COMMUNICATION SERVICES, INC.
                         1610 WOODSTEAD COURT, SUITE 330
                           THE WOODLANDS, TEXAS 77380

                      CHAMPION COMMUNICATION SERVICES, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 12, 2004



To the Stockholders of Champion Communication Services, Inc.:

      Notice is hereby given that the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Champion Communication Services, Inc. (the "Company") will be held on July 12, 2004, at 10:00 a.m. Daylight Savings Time, at the Marriott Woodlands Waterway Hotel and Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas, for the purpose of considering and acting upon the following matters:

      (1) To elect three directors to hold office in accordance with the Company's Bylaws;

      (2) To ratify the appointment of the accounting firm of Malone & Bailey, PLLC as the Company's independent auditors for the year ending December 31, 2004; and

      (3) To consider and act upon any matter incident to the foregoing purposes and transact such other business as may properly come before the meeting or any adjournments thereof.



      The record date for the meeting has been established to be June 4, 2004. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at, the Annual Meeting or any adjournments thereof. You are cordially invited to attend the Annual Meeting. Stockholders wishing to attend the Annual Meeting should bring proper identification and evidence of their ownership of shares in the Company's voting securities. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for 10 days prior to the Annual Meeting.

      Even if you plan to attend the annual meeting, you are still requested to sign, date and return the accompanying proxy in the enclosed self-addressed, stamped envelope. If you attend, you may vote in person if you wish, even though you have sent in your proxy.

                                           By Order of the Board of Directors


                                                --------------------------------
                                           Pamela R. Cooper, Secretary

May 27, 2004

                      CHAMPION COMMUNICATION SERVICES, INC.
                         1610 WOODSTEAD COURT, SUITE 330
                           THE WOODLANDS, TEXAS 77380



                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 12, 2004



SOLICITATION AND REVOCABILITY OF PROXIES

      This Proxy Statement is furnished by the Board of Directors of Champion Communication Services, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies on behalf of the Company for use at the Annual Meeting of Stockholders to be held at 10:00 a.m. Daylight Savings Time on Monday, July 12, 2004 (the "Meeting"), at the Marriott Woodlands Waterway Hotel and Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas, and at any adjournments thereof. When properly executed proxies in the accompanying form are received, the shares represented thereby will be voted at the meeting in accordance with the directions noted thereon. If no direction is indicated, such shares will be voted "FOR" the election of the directors and the appointed auditors, as set forth in the Notice of Annual Meeting attached to this Proxy Statement.

      Management does not intend to present any business for a vote at the Annual Meeting other than the matters set forth in the accompanying Notice of Annual Meeting, and it has no information that others will do so. If other matters requiring the vote of the stockholders properly come before the Meeting, it is the intention of the persons named in the attached form of proxy to vote the proxies held by them in accordance with their judgment on such matters.

      Any stockholder giving a proxy has the power to revoke that proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company either a written revocation or a duly executed proxy bearing a date subsequent to the date of the proxy being revoked. Any stockholder may attend the Annual Meeting and vote in person, whether or not such stockholder has previously submitted a proxy.

      In addition to soliciting proxies by mail, officers and regular employees of the Company may solicit the return of proxies personally or by telephone. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward solicitation material to the beneficial owners of stock.

      The Company will bear the cost of preparing, printing, assembling and mailing the Notice of Annual Meeting, this Proxy Statement, the enclosed form of proxy and any additional material, as well as the cost of forwarding solicitation material to and soliciting proxies from the beneficial owners of stock.

      This Proxy Statement and the accompanying form of proxy are first being sent or given to the Company's stockholders on or about June 9, 2004.

QUORUM AND VOTING

      In order for any business to be conducted at the meeting, holders of more than 50% of the shares entitled to vote must be represented at the meeting, either in person or by proxy.

      If you are the beneficial owner of shares held in "street name" by a broker, the broker as the record holder of the shares is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (those shares are treated as "broker non-votes"). Shares represented by a proxy as to which there is a "broker non-vote" (for example, where a broker does not have discretionary authority to vote the shares), or a proxy in which authority to vote for any matter considered is withheld, will be considered present at the meeting for purposes of determining a quorum, but will have no effect on the vote. Shares represented by a proxy marked "abstain" on any matter will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have voted in favor of the proposal. Therefore, any proxy marked "abstain" will have the effect of a vote against the matter.

      As of May 1, 2004 there were 4,088,917 shares of the Company's $.01 par value Common Stock (the "Common Stock") outstanding and entitled to vote. The Common Stock is the Company's only class of voting securities outstanding. The record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting is the close of business on June 4, 2004. Each share of the Company's Common Stock is entitled to one vote for the election of directors and in any other matter that may be acted upon at the Annual Meeting. The Company's Certificate of Incorporation does not permit cumulative voting.

      None of the actions to be voted upon at the 2004 Annual Meeting of the Stockholders shall create dissenters' rights under the General Corporation Law of the State of Delaware.

ADDITIONAL INFORMATION

      The Company shall provide without charge to each stockholder of the Company upon the written request of such stockholder a copy of the Company's Annual Report on Form 10-KSB, without exhibits but including the financial statements and the financial statement schedules, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. The Company also shall provide without charge by first class or other equally prompt means within one business day of receipt of a written or oral request from a person to whom this proxy statement is delivered a copy of any and all information that has been incorporated herein by reference. Stockholders should address such requests to: Gina Wickard, 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

      The Company's Bylaws provide that the affairs of the Company shall be conducted by a Board of Directors composed of not less than one member and empower the Board to increase or decrease the number of directors by resolution adopted by a majority of the Board. The Board in its discretion and in accordance with such authority has fixed its size at three members. Each director shall hold office until the next annual meeting of stockholders and until his successor is duly qualified and elected or until his earlier resignation or removal. The affirmative vote of a plurality of holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is present is required to elect each director nominee.

      The persons whose names are set forth as proxies in the enclosed form of proxy will vote all shares over which they have control "FOR" the election of the Board of Directors' nominees unless otherwise directed. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation should arise prior to the Annual Meeting, the appointed proxies will use their discretionary authority pursuant to the proxy and vote in accordance with their best judgment. The affirmative vote of a plurality of holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is present is required to elect each director nominee.

NOMINEES FOR ELECTION AS DIRECTORS

      ALBERT F. RICHMOND has served as Chairman of the Board, Chief Executive Officer, and a director of the Company since September 29, 1994 and as President since January 9, 2001. From May 1986 to February 1996, he was Chairman of the Board of Olympic Natural Gas Company, and from 1981 to 1986 he served as Chief Financial Officer and a director of American Oil and Gas Corporation. Mr. Richmond received a Bachelor of Business Administration degree from Texas Christian University in 1965.

      PETER F. DICKS has been a director of the Company since October 24, 1994. He has also served as a director of Standard Microsystems Corporation, a publicly traded company, since June 1992. Mr. Dicks serves as a director for several companies in the United Kingdom, including Graphite Enterprise Trust PLC, Polar Capital Technology Trust PLC, PNC Telecom PLC and Second London American Growth Trust PLC, all of which are publicly traded companies. From 1973 to 1991, he was a founder and director of Abingworth Management Holdings, Ltd., a company that provided venture capital investment management services.

      JAMES H. GROSSMAN has been a director of the Company since April 21, 2002. He also serves as a director of World Gaming PLC, a United Kingdom publicly traded company. Mr. Grossman is currently with his own law firm, JHG Advisors. From 1995 to 2003, Mr. Grossman served as a corporate, venture capital and international business lawyer with the firm of Crosby, Heafey, Roach, & May in San Francisco. From 1994 to 1995, Mr. Grossman was General Counsel of the Slovenia Development Capital Fund. In 1993, Mr. Grossman served as Special Representative for the United Nations Development Program. In 1992, Mr. Grossman was appointed by President George Bush to serve as Chairman, U.S. Foreign Claims Settlement Commission, where he served from 1992 until 1993. From 1990 to 1991, Mr. Grossman was the Chief Negotiator for the U.S. in the tariff reduction acceleration round of the U.S.-Canada Free Trade Agreement, which was a precursor to the creation of NAFTA. Mr. Grossman received a BA, International Relations/Political Science/History in 1960 from the University of California at Berkeley, and a JD from Harvard University in 1963.

      There are no family relationships among any of the directors, director nominees or executive officers of the Company.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

      DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

      The following table sets forth certain information with respect to each director and each executive officer of the Company:

         Name                     Age                     Position
         ----                     ---                     --------

Albert F. Richmond (1)(2)         63        Chairman of the Board, Chief
Houston, Texas                              Executive Officer and President
Pamela R. Cooper                  51        Chief Financial Officer, Treasurer,
Spring, Texas                               Secretary and Controller
Peter F. Dicks (1)(2)             61        Director
London, England
James H. Grossman (1)(2)          64        Director
Oakland, California


----------
(1)   Member of Audit Committee

(2)   Member of Compensation Committee

      Officers are elected by the Board of Directors and serve until their successors are chosen or until their resignation or removal.

PAMELA R. COOPER has been Treasurer and Controller of the Company since April 1, 1995, Chief Financial Officer since March 1996 and Secretary since September 29, 2000. From 1988 to 1995, she was the owner of PRC

Consulting, an accounting firm in Dallas, Texas. Ms. Cooper graduated from Southern Methodist University in 1974 with a Bachelor of Business Administration degree.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of April 21, 2004 by (i) each director and officer of the Company, (ii) each person known or believed by the Company to own beneficially 5% or more of the Common Stock and (iii) all directors and executive officers as a group. Unless otherwise indicated, each person has sole voting and dispositive power with respect to such shares.

                                                                                             Percent
       Name of Beneficial Owner (1)                                Number of Shares     Beneficially Owned
       ----------------------------                                ----------------     ------------------
Albert F. Richmond                                                     2,109,550(2)        51.59%
Pamela R. Cooper                                                         188,400(3)         4.25%


Peter F. Dicks                                                           218,000(4)         4.98%
23 Bentinck Street
London, W1M 5RL
England

James H. Grossman                                                         51,000(5)         1.22%
2462 Broadway
San Francisco, CA 94115

All executive officers and directors as a group (four individuals)     2,566,950           55.39%



(1) Except as otherwise noted, the address of each holder is 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380.

(2) Includes 199,900 shares held in Richmond Holdings, Inc. of which Albert F. Richmond is the sole stockholder. Includes 7,500 shares held by Guarantee & Trust Co., as Custodian of IRA for Linda L. Richmond and 37,500 shares held by Guarantee & Trust Co., Ttee. FBO for Albert F. Richmond, IRA.

(3) Includes 11,700 shares held by Bank One Securities Corporation, as Custodian of IRA and 154,500 shares that Ms. Cooper may acquire upon the exercise of currently exercisable stock options.

(4) Includes 68,000 shares that Mr. Dicks may acquire upon the exercise of currently exercisable stock options.

(5) Includes 50,000 shares that Mr. Grossman may acquire upon the exercise of currently exercisable stock options.




COMMITTEES OF THE BOARD OF DIRECTORS

      Committees of the Board of Directors include the Audit Committee and the Compensation Committee. The Board of Directors does not have a standing Nominating Committee.

      Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board regarding salaries, compensation and benefits of executive officers and employees of the Company and administers the Company's 1996 Incentive Plan. The Compensation Committee currently is comprised of Messrs. Dicks, Richmond and Grossman. The Committee met twice during fiscal year 2003.

      Audit Committee. The functions of the Audit Committee are to assist the Board of Directors in fulfilling its responsibility to oversee the quality and integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications, performance and independence of the Company's independent accountants. The Audit Committee is expected to:

      - Have the sole authority to select (subject to stockholder ratification, which ratification is not binding on the Audit Committee), compensate, evaluate and replace the independent accountants;

      - Review and pre-approve the engagement of the Company's independent accountants to perform audit and non-audit services and the related fees;

      - Meet independently with the Company's independent accountant and senior management;

      -     Review the integrity of the Company's financial reporting process;
            and

      - Review the Company's financial statements and disclosures and certain Securities and Exchange Commission filings.

      During 2003, the Audit Committee met four times with our management and independent accountants. The Board of Directors has adopted a charter for the Audit Committee, which was attached as Annex A to our 2001 proxy statement. The Audit Committee currently consists of Messrs. Richmond, Dicks (Chairman) and Grossman, and Messrs. Dicks and Grossman are deemed "independent" under NASD Rule 4200(a) (14).

      The Board of Directors met three times during fiscal year 2003. During such twelve-month period, each incumbent Director of the Company attended 100% of (a) meetings of the Board of Directors held during his tenure and (b) meetings held by committees of the Board on which he served.

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee has three members, two of whom are deemed "independent" under NASD Rule 4200(a)(14) and one not deemed "independent" under NASD Rule 4200(a)(14). The Audit Committee reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2003. The Audit Committee received the written disclosures and independence letter from our auditors Malone & Bailey, PLLC as required by Statement on Auditing Standards No. 61, as amended and Independence Standards Board Standard No. 1, respectively. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for filing with the SEC for the year ended December 31, 2003.

      No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

                                                  AUDIT COMMITTEE

                                                  Albert F. Richmond

                                                  Peter F. Dicks

                                                  James H. Grossman

COMPENSATION OF DIRECTORS

      Directors who were not officers and employees of or consultants to the Company received compensation of $10,000 per year retainer with an additional $2,000 per year for committee members. Directors' expenses for attending meetings are reimbursed by the Company.

EXECUTIVE COMPENSATION

      The following table sets forth certain information with respect to the compensation awarded to, earned by or paid for services rendered to the Company in all capacities during the fiscal years ended December 31, 2003, 2002, and 2001, with respect to the Company's Chief Executive Officer, Mr. Richmond. No other executive officers of the Company received annual compensation (including salary and bonuses earned) which exceeded $100,000 during the fiscal year ended December 31, 2003.

                                                            Annual Compensation

                                        Fiscal Year
                                           Ended                                            Other Annual
Name and Principal Position               Dec. 31          Salary ($)         Bonus         Compensation
------------------------------------      -------          -------            -----         ------------
Albert F. Richmond,                         2003          $ 200,000            --                 --
Chairman of the Board and                   2002          $ 200,000            --                 --
Chief Executive Officer                     2001          $ 140,000            --                 --




      During the last completed fiscal year, the Company has not granted any stock options to the named executive officer. Thus, no options were granted to or exercised by the named executive officer during 2003. The named executive officer did not receive any other annual compensation not categorized as salary, bonus or commissions except for perquisites and other personal benefits which in the aggregate did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such named officer.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee consists of Peter F. Dicks, Albert F. Richmond and James H. Grossman. Mr. Richmond serves as the CEO and President of the Company.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In August of 2001, the Company engaged Randel R. Young, a former director, to provide consulting services to the Company for the purpose of evaluation and negotiation of certain international projects. Mr. Young was engaged for a period of eight months. During this time period, Mr. Young also served as a director and as a member of the Audit and Compensation Committees until his resignation on April 21, 2002. Mr. Young was compensated $75,000 for the year ended 2001 and $45,000 for the first quarter 2002 for his consulting services in addition to his director's fees and reimbursable expenses.

INDEPENDENT AUDITORS

      Aggregate fees billed to the Company for the fiscal year ended December 31, 2003 by Malone & Bailey, PLLC, the Company's independent auditors, and for the fiscal year ended December 31, 2002 by BDO Seidman, LLP, the Company's previous independent auditors, were as follows:

                                         FISCAL YEAR ENDED
                                       ---------------------
                                         2003         2002
                                         ----         ----

Audit Fees(1)                          $ 49,600     $ 85,000
Audit-Related Fees(2)                       658        5,144
                                       --------     --------
Total Audit and Audit-Related Fees       50,258       90,144
Tax Fees(3)                               6,025        7,275
All Other Fees(4)                         1,524        3,967
                                       --------     --------
Total Fees                             $ 57,807     $101,386



      (1) Of the total for fiscal year 2003, $40,600 in audit fees were billed to the Company by Malone & Bailey, PLLC and for fiscal year 2002, $9,000 in fees were billed by BDO Seidman, LLP for its review of the condensed financial statements included in the Company's Quarterly Reports on Form 10-QSB. Audit fees represent fees for professional services rendered in connection with the engagement to audit and report on the financial statements, review of quarterly and annual financial statements.

      (2) Audit-related fees for assurance and related services that are reasonably related to the performance or review of the Company's financial statements and are not included above as "Audit Fees." No professional services for audit-related services were provided by Malone & Bailey, PLLC for fiscal year 2002.

      (3) Includes fees for tax consulting services, tax compliance services and preparation of statutory tax reports.

      (4) Includes fees billed for services rendered other than the services covered in the table above, which consisted primarily of audit committee meeting participation.

      Consistent with the SEC's rules, the Company's Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent auditors to the Company. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of the Company's auditors. There are no exceptions to the policy of securing pre-approval of the Audit Committee for any service provided by the Company's independent accounting firm.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      Based on a review of Forms 3, 4, and 5 furnished to the Company, all of the Company's officers and directors and beneficial owners of ten percent of the Company's Common Stock were in compliance with the reporting requirements of
Section 16(a) during the fiscal year ended December 31, 2003, except that Mr. Grossman failed to file a Form 3 and a Form 4 on a timely basis and Ms. Cooper and Mr. Dicks failed to file a Form 4 on a timely basis. The required filings were made by Mr. Grossman after noting the failure to file and the filings for Ms. Cooper and Mr. Dicks will be made promptly.

                            RATIFICATION OF AUDITORS
                                  (PROPOSAL 2)

      On July 29, 2003, the Board of Directors appointed Malone & Bailey, PLLC, certified public accountants, as the independent auditors of the Company. A representative from Malone & Bailey, PLLC, will be present at this year's Annual Meeting. Such representative will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions. The Board of Directors is seeking ratification of its appointment of Malone & Bailey, PLLC, as the auditors for the fiscal year ending December 31, 2004.

CHANGE IN INDEPENDENT ACCOUNTANTS

      On July 29, 2003, the Company dismissed its independent public accountants, BDO Seidman, LLP ("BDO Seidman"). The decision to dismiss BDO Seidman and engage Malone & Bailey, PLLC ("Malone & Bailey") to serve as the Company's independent public accountants to audit its financial statements for the fiscal year ended December 31, 2003 was made by the Audit Committee of the Company's Board of Directors.

      BDO Seidman's reports on the Company's financial statements for each of the fiscal years ended December 31, 2001 and 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During the Company's fiscal years ended December 31, 2001 and 2002, respectively, and the subsequent interim period through July 29, 2003, there were no disagreements between the Company and BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BDO Seidman's satisfaction, would have caused BDO Seidman to make reference to the subject matter of the disagreement in connection with its reports.

      During the Company's fiscal years ended December 31, 2001 and 2002, respectively, and the interim period through July 29, 2003, the Company had not consulted with Malone & Bailey regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; nor any matter that was either the subject of a disagreement or a reportable event under Item 304(a)(i)(iv) of Regulation S-B. BDO Seidman's letter to the SEC stating its agreement with certain statements herein is filed as an exhibit to the Company's current report on Form 8-K filed with the SEC on July 30, 2003.


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF MALONE & BAILEY, PLLC, AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2004 FISCAL YEAR.

                                 OTHER BUSINESS
                                  (PROPOSAL 3)

      The Board of Directors of the Company knows of no matters to be presented at the Annual Meeting other than those described above; however, if other matters are properly presented to the meeting for action, it is intended that the persons named in the accompanying form of proxy, and acting thereunder, will vote in accordance with their best judgment on such matters.

                                     GENERAL

      The information contained in this Proxy Statement in the sections, if any, entitled "Election of Directors -- Report From the Compensation Committee Regarding Executive Compensation" and "---Report of the Audit Committee" shall not be deemed incorporated by reference by any general statement incorporating by reference any information contained in this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates by reference the information contained in such sections, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

                    DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

      Stockholder proposals to be presented at the next Annual Meeting of Stockholders must be in writing and received at the Company's executive offices by the Secretary no later than May 3, 2005 in order to be included in the next year's Proxy Statement, subject to the modification of such date in accordance with the terms of the Company's Amended and Restated Bylaws if the 2004 Annual Meeting date is changed.

                                 By Order of the Board of Directors

                                 -------------------------------------------
                                 Albert F. Richmond, Chief Executive Officer


Dated May 27, 2004
The Woodlands, Texas

                      CHAMPION COMMUNICATION SERVICES, INC.
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.



1.   DIRECTORS -- NOMINEES:

           01 - PETER F. DICKS                         03 - JAMES H. GROSSMAN

           02 - ALBERT F. RICHMOND


                             For                          Withheld
                             All                              All

                               [      ]                     [    ]


                               [      ]     For All Except The Following
                                                       (List Names or Numbers):

                                     _______________________________________

                                     _______________________________________

                                     _______________________________________




                                                 For       Against     Abstain

2.   AUDITORS -- RATIFY APPOINTMENT            [     ]     [     ]      [     ]
     OF MALONE & BAILEY, PLLC AS INDEPENDENT
     ACCOUNTANTS AND AUDITORS FOR 2004.





NOTE -- PROXY HOLDERS MAY VOTE IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                   Dated:                             , 2004
                                                    ------------------

                                   Signature(s):
                                                   -------------------



CHAMPION COMMUNICATION SERVICES, INC. ANNUAL MEETING TO BE HELD ON JULY 12, 2004 AT 10:00 A.M. DAYLIGHT SAVINGS TIME.

FOR HOLDERS AS OF JUNE 4, 2004.




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
PROXY                                                                  PROXY

                      CHAMPION COMMUNICATION SERVICES, INC.

                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

      The stockholder of Champion Communication Services, Inc. whose name appears on the reverse side hereof (the "Undersigned") acknowledges receipt of the Notice of Annual Meeting of the Company on July 12, 2004 at 10:00 a.m. DST, and attached proxy statement, and appoints Albert F. Richmond as the attorney of the Undersigned, with full power of substitution, for and in the name of the Undersigned, to vote as proxy for the Undersigned according to the number of shares of Common Stock the Undersigned would be entitled to vote if then personally present at the Annual Meeting of Stockholders of the Company to be held at the Marriott Woodlands Waterway Hotel and Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas, on July 12, 2004, or at any adjournment or adjournments thereof, and to vote all shares of Common Stock of the Company held by the Undersigned and entitled to be voted upon the matters, and in accordance with the instructions, on the reverse side hereof.

                                       12